                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Allergan Specialty Therapeutics, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                        /s/ KPMG PEAT MARWICK LLP




Costa Mesa, California
February 25, 1998